UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  December 13, 2016

PIER 1 IMPORTS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-07832	75-1729843
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

100 Pier 1 Place, Fort Worth, Texas 76102
(Address of principal executive offices, including zip code)

817-252-8000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions: (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On September 7, 2016, Pier 1 Imports, Inc. (the “Company”) announced a leadership transition in which Alexander W. Smith, the Company’s President and Chief Executive Officer, would step down on December 31, 2016, or earlier if notice was provided by either Mr. Smith or the Company pursuant to the Mutual Termination Agreement and General Release dated September 2, 2016, filed as an exhibit to the Company’s Current Report on Form 8-K on September 7, 2016. On December 13, 2016, the Company and Mr. Smith determined that Mr. Smith’s employment with the Company and his service as director will terminate on December 31, 2016.

(c) On December 13, 2016, the Company’s Board of Directors appointed Terry E. London, Chairman of the Board of Directors, to the position of Interim President and Chief Executive Officer, to become effective on January 1, 2017. He will continue to serve as Chairman of the Board of Directors. Compensatory arrangements for Mr. London are subject to approval by the Compensation Committee of the Board of Directors and have not been finalized at this time.

Mr. London, who is 67 years old, has served as the non-executive Chairman of the Company’s Board of Directors since June of 2012 and has been a director since 2003. Until July of 2015 he served as Chairman of the Board of London Broadcasting Company, Inc. which he founded in 2007 to identify and acquire media and entertainment companies. Mr. London is also a member of the board of Johnson Outdoors, Inc. (NASDAQ: JOUT). He was previously President and CEO of Gaylord Entertainment Company, a diversified media and entertainment company, and a member of the board of directors of Bass Pro Shops, Inc. He began his career with KPMG and is a Certified Public Accountant.

The Company issued a press release on December 14, 2016, announcing the appointment of Mr. London as Interim President and Chief Executive Officer. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

	Exhibit No.	Description

	99.1	Press release dated December 14, 2016, announcing the appointment of Terry London as Interim President and Chief Executive Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIER 1 IMPORTS, INC.

Date:	December 14, 2016	By:	/s/ Michael A. Carter
Michael A. Carter, Executive Vice President
Compliance and General Counsel, Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated December 14, 2016, announcing the appointment of Terry London as Interim President and Chief Executive Officer.